Commitments and contingencies	12 Months Ended
Dec. 31, 2020
Commitments and contingencies
Commitments and contingencies

25.  Commitments and contingencies

(a)Capital commitments

Capital expenditures contracted for by the Group at the balance sheet date but not yet paid were as follows:

	2020	2019

Contracted, but not provided for:
Property and equipment	174,370	398,189

(b)

The Group has one lease contract that has not yet commenced as at 31 December 2020. The future lease payments for the non-cancellable lease contract are RMB2,202 due with one year, RMB7,394 due in the second to fifth years, inclusive and RMB nil due after five years.

(c)	Legal proceedings

From time to time, the Group is subject to legal proceedings, investigations and claims incidental to the conduct of our business. The Group is currently not involved in any legal or administrative proceedings that may have a material adverse impact on the Group’s business, financial position or results of operations.